SCHEDULE A

Dated: February 3, 2012

AMERICAN BEACON FUNDS:

Institutional Class

Balanced Fund – Institutional Class

Large Cap Value Fund – Institutional Class

International Equity Fund – Institutional Class

Small Cap Value Fund – Institutional Class

S & P 500 Index Fund– Institutional Class

High Yield Bond Fund– Institutional Class

Large Cap Growth Fund – Institutional Class

Emerging Markets Fund – Institutional Class

SiM High Yield Opportunities Fund- Institutional Class

Small Cap Index Fund – Institutional Class

International Equity Index Fund – Institutional Class

Treasury Inflation Protected Securities Fund – Institutional Class

Intermediate Bond Fund – Institutional Class

Short Term Bond Fund – Institutional Class

Mid-Cap Value Fund – Institutional Class

Zebra Large Cap Equity Fund – Institutional Class

Zebra Small Cap Equity Fund – Institutional Class

Flexible Bond Fund – Institutional Class

Bridgeway Large Cap Value Fund – Institutional Class (Live Date 2/6/12)

Y Class

Balanced Fund- Y Class

Large Cap Growth Fund – Y Class

Mid-Cap Value Fund – Y Class

Emerging Markets Fund - Y Class

High Yield Bond Fund - Y Class

Large Cap Value Fund - Y Class

International Equity Fund - Y Class

Small Cap Value Fund - Y Class

Small Cap II Value Fund- Y Class

Retirement Income and Appreciation Fund – Y Class

Intermediate Bond Fund- Y Class

Short Term Bond Fund – Y Class

SiM High Yield Opportunities Fund – Y Class

Treasury Inflation Protected Securities – Y Class

Zebra Large Cap Equity Fund – Y Class

Zebra Small Cap Equity Fund – Y Class

Flexible Bond Fund – Y Class

Bridgeway Large Cap Value Fund – Y Class (Live Date 2/6/12)

Retirement Class

Large Cap Value Fund – Retirement Class

International Equity Fund – Retirement Class

Small Cap Value Fund – Retirement Class

Zebra large Cap Equity Fund – Retirement Class

Zebra Small Cap Equity Fund – Retirement Class

Advisor Class (formerly Service Class)

International Equity Fund - Advisor Class

Small Cap Value Fund – Advisor Class

Balanced Fund – Advisor Class

Large Cap Value Fund – Advisor Class

Mid-Cap Value Fund – Advisor Class

Investor Class (formerly PlanAhead Class)

Balanced Fund- Investor Class

Large Cap Value Fund - Investor Class

International Equity Fund - Investor Class

Short Term Bond Fund – Investor Class

Emerging Markets Fund - Investor Class

Small Cap Value Fund - Investor Class

Small Cap II Value Fund – Investor Class

S & P 500 Index - Investor Class

SiM High Yield Opportunities Fund – Investor Class

High Yield Bond Fund - Investor Class

Retirement Income and Appreciation Fund – Investor Class

Mid-Cap Value Fund – Investor Class

Intermediate Bond Fund- Investor Class

Treasury Inflation Protected Securities – Investor Class

Zebra Large Cap Equity Fund – Investor Class

Zebra Small Cap Equity Fund – Investor Class

Flexible Bond Fund – Investor Class

Bridgeway Large Cap Value Fund – Investor Class (Live Date 2/6/12)

A Class

Balanced Fund- A Class

Large Cap Value Fund - A Class

Large Cap Growth Fund – A Class

International Equity Fund - A Class

Short Term Bond Fund – A Class

Emerging Markets Fund - A Class

Small Cap Value Fund - A Class

SiM High Yield Opportunities Fund – A Class

High Yield Bond Fund - A Class

Retirement Income and Appreciation Fund – A Class

Mid-Cap Value Fund – A Class

Intermediate Bond Fund- A Class

Treasury Inflation Protected Securities – A Class

Zebra Large Cap Equity Fund – A Class

Zebra Small Cap Equity Fund – A Class

Flexible Bond Fund – A Class

Bridgeway Large Cap Value Fund – A Class (Live Date 2/6/12)

C Class

Balanced Fund- C Class

Large Cap Value Fund - C Class

Large Cap Growth Fund – C Class

International Equity Fund - C Class

Short Term Bond Fund – C Class

Emerging Markets Fund - C Class

Small Cap Value Fund - C Class

SiM High Yield Opportunities Fund – C Class

High Yield Bond Fund - C Class

Retirement Income and Appreciation Fund – C Class

Mid-Cap Value Fund – C Class

Intermediate Bond Fund- C Class

Treasury Inflation Protected Securities – C Class

Zebra Large Cap Equity Fund – C Class

Zebra Small Cap Equity Fund – C Class

Flexible Bond Fund – C Class

Bridgeway Large Cap Value Fund – C Class (Live Date 2/6/12)

AMR Class

Mid Cap Value Fund – AMR Class

Balanced Fund - AMR Class

Large Cap Value Fund - AMR Class

International Equity Fund - AMR Class

Small Cap Value Fund - AMR Class

Large Cap Growth Fund - AMR Class

Emerging Markets Fund - AMR Class

High Yield Bond Fund – AMR Class

AMERICAN BEACON SELECT FUNDS:

Money Market Select Fund

U.S. Government Money Market Select Fund

AMERICAN BEACON FUNDS		STATE STREET BANK AND
AMERICAN BEACON SELECT FUNDS		TRUST COMPANY

By:	/s/ Terri McKinney	By:	/s/ Michael Rogers
Name:	Terri McKinney	Name:	Michael Rogers
Title:	Vice President	Title:	Executive Vice President